UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2010

SL Industries, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	1-4987	21-0682685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 727-1500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 16, 2010, SL Industries, Inc. (the “Company”) announced that the Board of Directors of the Company had approved a plan to repurchase up to an aggregate of 470,000 shares of Company’s outstanding common stock (approximately 10% of the outstanding shares).  The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 attached hereto. This information is furnished and not filed.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits:

99.1    Press release dated November 16, 2010 announcing share repurchase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL Industries, Inc.
(Registrant)
Date: November 17, 2010

	By:	/s/ Louis Belardi
		Name:	Louis Belardi
		Title:	Chief Financial Officer